EXHIBIT 32.2


                CERTIFICATION OF THE PRINCIPAL ACCOUNTING OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yao Miao, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CHINA DIGITAL COMMUNICATION GROUP on Form 10-QSB for the fiscal quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of CHINA DIGITAL COMMUNICATION GROUP.

Date: July 29, 2005
                                  /s/ Yao Miao
                                  --------------------------------------
                                      Yao Miao
                                      Chief Financial Officer